INCOME TAXES	12 Months Ended
Oct. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

11. INCOME TAXES

The income tax provision (benefit) consists of the following (in thousands):

	October 31, 2020	October 31, 2019
Federal
Current	$-	$-
Deferred	(4,578)	32,673
State and Local
Current	-	-
Deferred	(1,445)	(1,634)
Change in valuation allowance	6,023	(31,039)
Income tax provision (benefit)	$-	$-

The Company has U.S. federal net operating loss carryovers (“NOLs”) of approximately $89.4 million and $74.0 million at October 31, 2020 and 2019 respectively, available to offset taxable income which expire beginning in 2023. If not used, these NOLs may be subject to limitation under Internal Revenue Code Section 382 should there be a greater than 50% ownership change as determined under the regulations. During the years ended October 31, 2020 and 2019, the Company performed a detailed analysis of any historical and/or current Section 382 ownership changes that may limit the utilization of the net operating loss carryovers. From the entire federal NOL of $299.2 million as of October 31, 2020, approximately $89.4 million is available for use based on Internal Revenue Code Section 382 analysis. The NOL and the deferred tax asset table below does not include approximately $209.8 million of NOL’s that may expire unused. The Company also has New Jersey State Net Operating Loss carryovers of approximately $137.7 million as of October 31, 2020 available to offset future taxable income through 2040.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon future generation for taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

If applicable, interest costs related to the unrecognized tax benefits are required to be calculated and would be classified as other expense in the statement of operations. Penalties would be recognized as a component of general and administrative expenses in the statement of operations.

No interest or penalties on unpaid tax were recorded during the years ended October 31, 2020 and 2019, respectively. As of October 31, 2020 and 2019, no liability for unrecognized tax benefits was required to be reported. The Company does not expect any significant changes in its unrecognized tax benefits in the next year.

The Company files tax returns in the U.S. federal and state jurisdictions and is subject to examination by tax authorities beginning with the fiscal year ended October 31, 2017.

The Company’s deferred tax assets (liabilities) consisted of the effects of temporary differences attributable to the following (in thousands):

	Years Ended
	October 31, 2020	October 31, 2019
Deferred Tax Assets
Net operating loss carryovers	$28,553	$22,627
Stock-based compensation	10,132	11,767
Research and development credits	10,742	10,234
Capitalized R&D costs	13,822	13,399
Deferred revenue	-	-
Adoption of ASC 842 – Lease Liability	1,691	-
Other deferred tax assets	224	405
Total deferred tax assets	$65,164	$58,432
Valuation allowance	(62,845)	(56,822)
Deferred tax asset, net of valuation allowance	$2,319	$1,610

Deferred Tax Liabilities
Adoption of ASC 842 – ROU Asset	(1,360)	-
Patent Cost	(917)	-
Other deferred tax liabilities	(42)	(1,610)
Total deferred tax liabilities	$(2,319)	$(1,610)
Net deferred tax asset (liability)	$-	$-

The expected tax (expense) benefit based on the statutory rate is reconciled with actual tax expense benefit as follows:

	Years Ended
	October 31, 2020	October 31, 2019
US Federal statutory rate	21.00%	21.00%
State income tax, net of federal benefit	5.48	9.84
Permanent differences	(0.05)	1.23
Research and development credits	1.73	17.30
Change in valuation allowance	(22.82)	186.84
§382 Impact on NOL	-	(233.87)
Stock Option Expirations	(5.33)	(2.34)
Income tax (provision) benefit	0.00%	0.00%

The statement of operations discloses income tax expense of $50. This is a Taiwan Excise tax of 50 levied in connection with the GPP Revenue.